Exhibit 99.2

Haider Ilahi: Good morning, ladies and gentlemen, and welcome to Real Asset Acquisition Corp. and IQM’s investor call regarding their recently announced business combination. We appreciate everyone’s time and I would note that management will not be taking questions following the presentation. Before I turn over to management, I would like to remind everyone of the safe harbor language that governs today’s presentation. Statements made during this call that are not statements of historical facts constitute forward-looking statements that are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results to differ from historical results and/or from our forecast. These known and unknown risks, uncertainties and assumptions include those set forth at the end of this presentation, a copy of which is filed as an exhibit to the current report on Form 8-K filed by Real Asset Acquisition Corp. with the SEC. You should carefully consider these risks, uncertainties and other factors discussed therein and you should not place undue reliance on any forward-looking statements, which we assume no responsibility for updating. This investor presentation has been filed by Real Asset Acquisition Corp. with the SEC and will be helpful to reference in conjunction with today’s discussion. Please review the disclaimers included therein and refer to that as the guide for today’s call. For more information, please refer to the risks, uncertainties and assumptions discussed in Real Asset Acquisition Corp.’s SEC filings. All cautionary statements that we make during today’s presentation are applicable to any forward-looking statements we make whenever they appear. With that, let me turn it over to Peter Ort, Chairman and CEO of Real Asset Acquisition Corp. who will start the presentation.

Peter Ort (RAAQ):

Peter Ort: Thank you, my name is Peter Ort. I’m the principal executive officer of the Real Asset Acquisition Corp. SPAC. In addition to that, I’m a partner at Cambium Capital, which is an early-stage venture firm focused entirely on advanced computing including quantum computing. Together with my partners, Landon and Dave Moehring shown on this slide, we’ve made several prior investments in quantum computing. Landon and Dave have each had over 15 years of operational and investment experience in quantum. Cambium is also a founding partner of a dedicated quantum investment firm based in Copenhagen, Denmark called 55 North, so we have very strong views on the different modalities within quantum computing and the companies within each of those, and it’s fair to say that we have long admired IQM. The reason for that is that IQM is not only the European champion within quantum computing, but they have emerged as one of the top global competitors in the space and we believe that, within the superconducting modality, they are the leading company. They are a full stack quantum computing company, which means that they design their own chips. They manufacture their own chips within their own proprietary fab. They’re currently in process of expanding that fab that’s being supported by meaningful non-dilutive government funds. They assemble their own machines and they write their own software stack. They’ve become a real magnet for talent, not just across Europe, but across the globe. They have over 300 employees on staff that includes over 120 PhDs and those folks hail from 50 different nationalities, and it’s this team that has enabled tremendous technical progress since the company’s founding in 2018. I would note that that founding year of 2018 is quite a number of years after the leading US competitors and makes their technical milestones that they’ve achieved even more remarkable. And it’s these technical milestones that have enabled meaningful commercial traction in the marketplace. IQM has delivered more on-prem quantum systems than any other competitor. A quick overview of our deal on slide five. The deal is being done at a $1.8 billion pre-money valuation. We have $134 million PIPE from leading institutional investors supporting the deal. The company still has meaningful cash from their last private round that closed last year that exceeds $170 million US dollars and there’s, together with the cash and the SPAC trust, we anticipate that, at closing, the company will have about $480 million on balance sheet. I couldn’t be more excited about this transaction and it’s my great pleasure to introduce Jan Goetz, the Co-founder and CEO of the company.

Jan Goetz (IQM)

Jan Goetz: Well, thank you, Pete, and I’m super excited to present IQM, what we are doing, and how we are special. In a nutshell, on slide nine, you see three key focus areas that make IQM unique. On the one hand side, we are an industrial leader. We have built more than 30 full stack quantum computers based on superconducting technology and we are commercializing this and are leading and commercializing it by having sold more than 20 computers globally, out of which 15 have been delivered already to customers. And we are proud to say that our customer deliveries have always been in time and in spec, which leads to the fact that several of our customers have actually bought repeatedly from us. And we do this through the support that we have on the industrial side through our own fab and through our own assembly line, and also our data center that we run for the cloud business. This all has allowed us to create strong financial momentum and the 2025 revenue assumption is around $35 million, and we still have over a hundred million in bookings. This allowed IQM to raise more than $600 million so far, which clearly sets us apart and which, in the end, also has helped us to attract a global talent pool which is outstanding. More than 300 employees, most of them are based in Finland where we are headquartered, but then we also have a stronger presence in Munich, where we have our quantum data center as well. And then we have actually teams around the world. But it’s not only the quantity of people, that we have in IQM, it’s also the quality, so really strong technical expertise and then people who have helped us build a global player for quantum computing. IQM is very uniquely positioned in the space. Even though we are not the only company building full stack systems, there are only a few companies that have actually raised these amounts of capital that we have to de-risk the business plan and then even less who have a hundred million in bookings for full stack pure play quantum computing players. And I think it’s noteworthy to say that for IQM, our bookings and our revenues are purely focused on quantum computing, which is the most scalable approach within the quantum sector. And then finally, IQM clearly is the leader from Europe, and this is actually a strategic advantage that we have also in our business operations. We have many institutions from Europe who support us, governments, and it allows us actually to run the business also in a very capital efficient way. So being leading they are also then helps us to commercialize the technology and we have been delivering now 15 quantum computers globally, which makes us very unique in the space. Quantum computing has very strong potential from the market perspective as you see on slide 11. And we assume similar market potential as for GPUs, which is in the trillion dollar market by 2030. And the reason for the strong market potential is that quantum computing has the potential to solve problems where we know today that you will never be able to solve them even with the biggest supercomputing centers. And these problems actually are not going to be solved as standalone quantum solutions, but actually hand in hand with CPUs and GPUs. And this is an era where again, IQM is leading in the integration of our quantum computers into existing high performance computing centers and integrates together with GPUs and CPUs. We do this together with several leading partners and actually we have been selling quantum computers into four out of the top 10 supercomputers in the world. Again, a field where we are leading and very uniquely positioned. In addition to the hardware, on slide 13, actually we see also very strong potential in the application space. We see this in sectors like finance, logistics, but then also security and defense, and then pharmaceuticals and chemistry. And in each of those sectors, quantum computing has very strong market potential, and the interesting thing is that it will always go hand in hand with AI and quantum computing is already today benefiting from AI. We are using, for example, machine learning when we stabilize our machines, but then also there are several AI algorithms that can be accelerated through quantum computing and we do think that these technologies will go hand in hand together and will together then unlock again another trillion dollars of value by 2040. So there is very strong market potential both on the hardware side and also on the use case side. And IQM is really a key enabler of quantum ecosystems, and this means that we are growing together with the industry and we are creating value at different layers of the ecosystems. We start at the highest level really supporting national quantum programs and providing our quantum computers to support quantum strategies across the globe. In several leading countries around the world, our quantum computers are fueling the national quantum strategies. We do this by deploying our machines into critical infrastructure and leading supercomputing centers, and we have been selling into supercomputing centers around the world in Europe, in the US, and also in Asia. And these deployments then actually allow us to co-develop applications together with partners who explore use cases on our machines. And this very holistic approach of supporting ecosystems across the stack allows us actually to catalyze and provide high return capital for investors. So overall, we are very well positioned to be a key enabler for quantum ecosystems and grow with the industry. And we do this actually with a very focus on quantum computing and we have a very dedicated strategy that you see on slide 15, which follows the UNITE framework, where we are targeting to unlock quantum advantage based on best-in-class technology using superconducting quantum computers. And then we are commercializing each and every computer generation that we tape out. We are selling to customers to big computing centers around the world and also through cloud. The business model is supported by the industrial strength that we have through our own chip factory, through our own assembly line, and through the data centers. And then, being a fast growing company, of course we are all the time transforming to scale. And this is something that we are set up for since the beginning and this transaction is just one step in it and we do see actually major potential also in the future, all of this supported by the strong people that we have in the team. For the rest of the presentation, I will go a little bit deeper into the different pillars here and give a little bit more substance around the five different pillars. When it comes to unlocking quantum advantage, on slide 17, we have a comparison of the different modalities that can be used to build quantum computers and we see superconducting technology clearly as the leading technology for several reasons. It is a technology that works already today and we see a lot of deployments in the field, and actually it works at very high speed. We can execute gate up operations very fast compared to other technologies. It works with very high performance and quality. We can apply quantum gates with very high qubit gate fidelities and actually it can be produced and deployed in a very commercial way, which is based on the fact that we are using standard semiconductor processes to produce the chips, and this can be done in a very scalable and cost efficient way. And this is why we are very convinced that superconducting technology is a leading technology also in the future because we can actually deploy systems in a very cost efficient way and then can also run systems in a very cost efficient way. Because for these big data centers and computing centers, one of the key cost drivers is actually the electricity costs. And since we can run at a much higher speed and at a much lower power consumption, the overall cost factor for superconducting systems is way lower than for other systems. Within the superconducting space, we also have a few key differentiators that are outlined on slide 18, and this really comes down to the chip architecture. We have been developing a very unique chip architecture in a star design for quantum low density parity check codes, which is very hardware efficient, and at the same time, we are still producing chips that are optimized actually for speed and for logic in a square lattice architecture. And this hybrid approach actually is very unique and it allows us to combine the best of two worlds, and we have been showing actually very high gate fidelities for both architectures. And we have also been showing that we are able to scale and we are going to scale the technology actually by providing a chiplet approach where we are connecting different chiplets and we can provide two qubit gates between tiles, and this is something that we have been demonstrating. We have also been developing a very unique way to scale the whole stack when it comes to miniaturization and when it comes to using advanced cryogenics. And then actually we have been developing very hardware efficient algorithms which allows us to reduce the hardware requirements on the chip side. So we are quite uniquely positioned when it comes to the superconducting chip technology, but then we also have a lot of know-how on the system level, which you see on slide 19, and this is very important when you think about it from a customer perspective. And the customer wants to have a system that works, that comes as a turn-key solution, it gets delivered, you turn it on and it just runs. And we have been putting a lot of effort actually in stabilizing our systems so that they can really run 24/7. We are able to fully automate the calibration so that there are only very minimal maintenance breaks of a couple of minutes and, other than that, the systems run in a very stable way. We have also been able to actually build the systems in a very open and modular full stack approach which allows us to integrate at different layers of the stack, either with GPUs or then, also on the software side, with cloud interfaces and other ways to control the quantum computers through high performance computing stacks. This technology that we have built actually allows us then to commercialize and be the number one for customers, which is our ambition. In slide 21, you see the product portfolio that we are offering is IQM and this is a very diversified product portfolio, which starts with the Spark product, which is designed really for educational purposes. And it comes as a five-qubit quantum computer that we sell for below a million euros, which is actually quite a strategic product for us. And the goal here is that each university around the world teaches their students on a Spark quantum computer, so that later on, when these students go to their real jobs, they remember on which system they have learned and they adopt this technology. We then have the Radiance quantum computer, which is a computer designed for high performance computing centers, and we have been actually offering this as an upgrade model from 20 to 150 qubits, and it will be followed by the Halocene quantum computer which picks up at 150 and then scales to larger qubit numbers. And the difference between the Radiance and the Halocene is that the Halocene quantum computer has an error correction feature integrated. So this is really one of the key steps that’s needed to unlock commercial value to customers is to implement error correction. And this is what we are doing with the Halocene, which we’re also selling to big supercomputing centers and data centers and on-premise deployments, but we are selling is as all other products also through the cloud and all of these systems are available through our own cloud offering IQM resonance, and then through our cloud service partner, AWS. A typical customer journey is depicted on page 22, and here you see actually that big computing centers are willing and able to buy in a repeat fashion from us. The example we bring here is from the lab installation center in Germany, one of the biggest supercomputing centers there and they have been buying a 20-qubit system from us. In the beginning, they were quite satisfied with the performance, so that they bought also a 54-qubit quantum computer and also a 150-qubit quantum computer that we are going to deliver later in 2026. This is quite a typical habit in the industry, which we have seen, and which actually leads to the fact that typical customer lifetime value can easily exceed a hundred million dollars. But we also offer at different price points for universities. The Spark comes at a lower price point and then we do assume that for commercial enterprise customers also the price of quantum computers can go up. This business model actually has allowed us then to develop our business around the world. We have been selling in all major markets. We have deployments in Europe, in the US, and in Asia, as you can see on slide 23. And we are the company that has delivered most on-premise quantum computers globally and we are continuing to see strong traction on the commercial side. Our goal is to build up this business model and to add cloud business on top of this. And our cloud approach is shown on slide 24, where actually the goal is to build a very strong platform for developers and for applications, so that cloud users can run their applications in a very straightforward way on our machines. We do this through an open-source framework called Qrisp, which comes from Fraunhofer Institute in Germany, which we co-develop and develop further. And the approach here is really to combine best-in-class hardware, best-in-class quantum computers with a very open and modular software approach to really engage the whole developer community, but also make it easy for end users to run their applications on our quantum computers. The whole commercial part is supported by the industrial strength and our ability to deliver. And you see on slide 26 how we do this through the investments that we make in critical infrastructure. We are running our own chip fabrication and we have just announced that we are going to expand the clean room facilities where we are producing our own chips on our own 200 millimeter silicon wafers, and we are actually combining this with an assembly line so that the packaged chips that come out of the fab are straight away then assembled into the systems that we built there before we ship them to the customers or we ship them to our own data center to run it through the cloud. Or then, of course, we also use some of the systems for our own R&D purposes. And having this very vertically integrated approach and very tightly connected feedback loop between the design, and the fab, and the assembly line for testing, allows us to innovate very fast and really accelerate through our tech roadmap and move as fast as we can, also into the future when it comes to delivering then the next generations of quantum computers on our tech road roadmap. We don’t do this all alone, but we do this actually with a strong set of partners that you see on slide 27, where you see the strong vertical integration that we have, always with the support of our partners across the value chain. And this really starts on the R&D side where we are collaborating with leading research institutions and then it goes across the stack. We have partners when it comes to design and fabrication. We have partners when it comes to system and HPC integration and then also finally on the cloud data center and application space. And all of this allows us actually to diversify the supply chain, to de-risk the supply chain, and also to optimize, from a cost perspective, the way we develop and produce our quantum computers. Our industrial strength is very much supported also through national initiatives. As I mentioned in the beginning, we are supporting national strategies and ecosystems across this track, and on slide 28, actually you see a few examples on where we are in active collaboration with government or government funded entities both in Europe, but then also outside of Europe. And this is really something that speaks to the strength of IQM, is the continued trust of international governments who really support us and who are using our technology in order to then implement their national quantum strategies. As a company then, we are always on the path to scale and we are transforming to scale all the time. And we had a very strong year of 2025. You see some of the key achievements in slide 30. We just raised our Series B round in 2025, which leads to the fact that we are very well capitalized. We have seven systems sold, nine systems delivered. We have been filing a lot of IP and then we have been announcing the expansion of our production facility, and we have been reaching record fidelities on the technology side. So 2025 has been a very active and busy year for us, but we do expect that 2026 is going to be equally busy and we’re equally excited about this. And on slide 31, we just outlined a few key highlights about the focus areas going forward. Of course, we will continue to invest into R&D innovation and make sure that we execute our tech roadmap as fast as we can, which of course is done through the globally leading talent that we attract. So we are going to continue to grow the team around the world and make sure that we have the best talent available to execute our roadmaps. We are going to strengthen also our infrastructure going forward. The chip factory expansion was already mentioned and we are going to strengthen further also the quantum computers that we bring online, for example, through our data center. There is M&A potential in the market, something that has been on our radar and we are actively preparing our team for M&A activities. And all of this is in the spirit to reach quantum advantage as fast as possible and really bring commercial use cases to the fingertips of end users. All of our plans obviously are empowered by the people and we are empowering the people to execute the plans. We have a very strong and very diverse team that is summarized on slide 33. More than 300 employees coming from over 50 nationalities, very strong technical backgrounds, more than 40% holding a PhD, but then also very strong industry experience. People coming from globally leading companies, people who have been building and scaling business in the past and are doing this now in IQM as part of a very strong team. Our roots in Europe actually allow us to scale, both in terms of quality and quantity of the team. So the quality and density of people that we have in Europe is actually bigger than we see in other areas around the world and this really allows us also to continue growing the team in the future. IQM is then led by a leadership team of world class experts that you see on slide 34. And this is really a combination of deep technical expertise, people with strong quantum background or background in the semiconductor space, which you see more on the left hand side of page 34. But then also we brought in leading industry experience from people who have been building companies and scaling companies from a commercial and financial perspective, which you see more on the right hand side of slide 34. And overall, this team now has been shown to deliver on milestones over the years very consistently, and as a leadership team and as a management team, we are actually very excited about the opportunities and about the times that are ahead of us. And then, of course, we are guided by our strong board of directors led by our chairman, Dr. Sierk Poetting. And together with the other IQM board members, Hannu Martola, Alex Dole, and Juha Vartiainen, we do expect that with closing of the transaction, we nominate two further board members, Juho Sarvikas and Jeff Tuder. And with this, I would like to thank you all for your attention and we are looking forward to an exciting quantum future. Thank you.